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                                                                   EXHIBIT 10.15



                       FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated effective as of January 15, 2001 (the "Amendment Date"), is among
INTERVOICE-BRITE, INC. (formerly InterVoice, Inc.; "Parent"), BRITE VOICE SYSTEMS, INC. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.; "Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association) in its capacity as administrative agent ("Agent"), and the Lenders party hereto.

                                    RECITALS:

          A. Parent, Borrower, Agent, and the Lenders have entered into that certain Credit Agreement dated as of June 1, 1999 (the "Credit Agreement"). Borrower has requested that certain provisions of the Credit Agreement be amended in certain respects.

          B. Subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement as specifically provided herein.

          NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   Definitions

          Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.


                                    ARTICLE 2

                                    Amendment

          Section 2.1 Amendment to Section 10.1(b). Effective as of the Amendment Date, Section 10.1(b) of the Credit Agreement is hereby amended by adding thereto, immediately following the semicolon at the end thereof, a proviso which shall read in its entirety as follows:

          provided that with respect to such financial report for the Fiscal Quarter ending November 30, 2000, such financial report shall be delivered by February 2, 2001;

          Section 2.2 Amendment to Section 10.1(c). Effective as of the Amendment Date, Section 10.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:



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                   (c) Compliance Certificate. As soon as available, and in any event accompanying the financial statements delivered in accordance with Section 10.1(a) and Section 10.1(b), a Compliance Certificate, together with schedules setting forth the calculations supporting the computations therein, and as soon as available, and in any event on or before April 30, 2001, a Compliance Certificate certifying as to the Fixed Charge Coverage Ratio of Parent as of the month ending March 31, 2001 together with schedules and other information as may be reasonably requested by the Agent setting forth the calculations supporting the computations therein.

          Section 2.3 Amendment to Section 12.2. Effective as of the Amendment Date, Section 12.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                   Section 12.2 Fixed Charge Coverage Ratio. As of the end of the month ending March 31, 2001 and as of the end of each Fiscal Quarter ending thereafter, Parent shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of such month or Fiscal Quarter, as applicable, for the preceding twelve (12) month period then ending, to be less than 1.25 to 1.00.


                                    ARTICLE 3

                                   Conditions

         Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                   (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                   (b) after giving effect to Article 2 hereof, no Default or Event of Default shall have occurred and be continuing;

                   (c) Borrower and each Lender shall have delivered to Agent an executed original copy of this Amendment;

                   (d) Borrower shall have paid to Agent all fees, costs, and expenses owed to and/or incurred by each of Agent and each such Lender arising in connection with the Credit Agreement or this Amendment, including, without limitation, the reasonable fees, costs, and expenses of Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

                   (e) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be



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          satisfactory to (i) Agent, (ii) the Lenders, and (iii) Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.


                                    ARTICLE 4

                  Ratifications, Representations and Warranties

          Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Parent, Borrower, Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

          Section 4.2 Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Parent and Borrower and will not violate the articles of incorporation or bylaws of Parent or Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and
(d) each of Parent and Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.


                                    ARTICLE 5

                                  Miscellaneous

          Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

          Section 5.2 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.



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          Section 5.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          Section 5.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          Section 5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Parent, Borrower, Agent, and the Lenders and their respective successors and assigns, except neither Parent nor Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

          Section 5.6 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

          Section 5.7 Effect of Amendment. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by Parent, Borrower, or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

          Section 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 5.9 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [remainder of page intentionally left blank]



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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.


                                   BORROWER

                                   BRITE VOICE SYSTEMS, INC. (successor
                                   by merger to InterVoice Acquisition
                                   Subsidiary III, Inc.)



                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   CFO
                                         ---------------------------------------



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                                   PARENT:

                                   INTERVOICE-BRITE, INC. (formerly
                                   InterVoice, Inc.)



                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   CFO
                                         ---------------------------------------



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                                   AGENT and ISSUING BANK:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION
                                   (successor by merger to Bank of America
                                   National Trust and Savings Association), as
                                   Agent



                                   By:  /s/ FRED L. THORNE
                                      ------------------------------------------
                                   Name:    Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------



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                                   LENDERS:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION
                                   (successor by merger to Bank of America
                                   National Trust and Savings Association)



                                   By:  /s/ FRED L. THORNE
                                      ------------------------------------------
                                   Name:    Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------



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                                   BANK ONE, TEXAS, N.A.



                                   By:  /s/ TIMOTHY A. SMITH
                                      ------------------------------------------
                                   Name:    Timothy A. Smith
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



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                                   U.S. BANK NATIONAL ASSOCIATION



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



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                                   FLEET NATIONAL BANK



                                   By:  /s/ DEBRA E. DELVECCHO
                                      ------------------------------------------
                                   Name:    Debra E. Delveccho
                                        ----------------------------------------
                                   Title:   Director
                                         ---------------------------------------



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                                   IBM CREDIT CORPORATION



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



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                                   UNION BANK OF CALIFORNIA, N.A.



                                   By:  /s/ JAMES B. GOUDY
                                      ------------------------------------------
                                   Name:    James B. Goudy
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



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                                   THE BANK OF NOVA SCOTIA



                                   By:  /s/ F.C.H. ASHBY
                                      ------------------------------------------
                                   Name:    F.C.H. Ashby
                                        ----------------------------------------
                                   Title: Senior Manager Loan Operations
                                         ---------------------------------------



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                                   BANKBOSTON, N.A.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



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                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.



                                   By:  /s/ J. A. SEAY
                                      ------------------------------------------
                                   Name:    J. A. Seay
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



                                   By:  /s/ CLIFFORD L. WELLS
                                      ------------------------------------------
                                   Name:    Clifford L. Wells
                                        ----------------------------------------
                                   Title:   Senior Vice President
                                         ---------------------------------------



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                                   COMERICA BANK



                                   By:  /s/ T. BANCROFT MATTEI
                                      ------------------------------------------
                                   Name:    T. Bancroft Mattei
                                        ----------------------------------------
                                   Title:   Account Officer
                                         ---------------------------------------



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           REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT



           Each of the undersigned hereby (a) consents to the execution and delivery of the First Amendment to Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (b) that the Amendment shall not limit or diminish the obligations of each of the undersigned under their certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by each of the undersigned and delivered to Agent, (c) reaffirms its obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of February 27, 2001.


                                   INTERVOICE GP, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------


                                   INTERVOICE LP, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------


                                   INTERVOICE ACQUISITION
                                   SUBSIDIARY, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------



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                                   INTERVOICE ACQUISITION
                                   SUBSIDIARY II, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------



                                   INTERVOICE LIMITED PARTNERSHIP


                                   By: InterVoice GP, Inc.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------



                                   BVSI, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------



                                   BVS INVESTCO, INC.


                                   By: /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:   Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:  CFO
                                         ---------------------------------------



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